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                                                                     EXHIBIT 4.2

                             [Front of Certificate]


                Number                                       Shares
             -----------                                  -----------

     Incorporated Under The Laws                See Reverse For Certain Legends
      of the State of Maryland

This Certificate Is Transferable in New                 CUSIP ____________
York, New York or Boston, Massachusetts

                             HEALTHCARE REALTY TRUST
                                  INCORPORATED

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THIS CERTIFIES THAT    ________________________




IS THE REGISTERED HOLDER OF    ______________________
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         FULLY-PAID AND NON-ASSESSABLE SHARES OF 8 7/8% SERIES A VOTING
            CUMULATIVE PREFERRED STOCK, PAR VALUE $.01 PER SHARE, OF
Healthcare Realty Trust Incorporated transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         In Witness Whereof the Corporation has affixed the facsimile signatures of its authorized officers and the facsimile of its seal to be printed hereon.
Dated:
                 [SEAL OF HEALTHCARE REALTY TRUST INCORPORATED]


     /s/ Rita H. Todd                                     /s/ David R. Emery
        Secretary                                              President

Countersigned and Registered:


---------------------------------
Transfer Agent and Registrar


By:
       Authorized Signature


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                            [Reverse of Certificate]

                      HEALTHCARE REALTY TRUST INCORPORATED

         IF NECESSARY TO EFFECT COMPLIANCE BY THE CORPORATION WITH CERTAIN PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE. TO ENABLE THE CORPORATION TO ENSURE THAT IT COMPLIES WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY PROPOSED TRANSFEREE OF SUCH HOLDER SHALL UPON DEMAND DISCLOSE TO THE CORPORATION IN WRITING SUCH INFORMATION AS THE CORPORATION MAY DEEM NECESSARY FOR SUCH PURPOSES.
         THE CORPORATION HAS THE AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
             TEN COM  - as tenants in common
             TEN ENT  - as tenants by the entireties
              JT TEN  - as joint tenants with the right of survivorship and not as tenants in common

UNIF GIFT MIN ACT                          Custodian
                   -----------------------           ---------------------------
                           (Cust)                              (Minor)

                   under Uniform Gifts to Minors Act
                                                     ---------------------------
                                                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the 8 7/8 Series A Voting Cumulative Preferred Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated:____________________      Signature:
                                           -------------------------------------
                                           Notice: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of the
                                           Certificate in every particular,
                                           without alteration or enlargement or
                                           any change whatever.

                                           Signature guaranteed:

                                           -------------------------------------
                                           THE SIGNATURE(S) SHOULD BE GUARANTEED
                                           BY AN ELIGIBLE GUARANTOR INSTITUTION
                                           (BANKS, STOCKBROKERS, SAVINGS AND
                                           LOAN ASSOCIATIONS AND CREDIT UNIONS
                                           WITH MEMBERSHIP IN AN APPROVED
                                           SIGNATURE GUARANTEE MEDALLION
                                           PROGRAM) PURSUANT TO S.E.C. RULE
                                           17Ad-15.